Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-134034 and 333-128437) and Form S-3 (Nos. 333-116317, 333-125373 and 333-141871)of Document Security Systems, Inc. of our report dated February 27, 2009 relating to the consolidated financial statements of DPI of Rochester, LLC and its variable interest entity DPI Commercial Real Estate, LLC, as of and for the year ended December 31, 2007 and the financial statement of DPI of Rochester, LLC as of and for the year ended December 31, 2006, which appears in the Current Report on Form 8-K of Document Security Systems, Inc. filed with the Securities and Exchange Commission on December 22, 2008, as amended.

/s/Bonadio & Co., LLP

Pittsford, New York
February 27, 2009